UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2023

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	On July 27, 2023, Surgalign Holdings, Inc.’s common stock began trading exclusively on the over-the-counter marked under the symbol SRGAQ.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on June 19, 2023, Surgalign Holdings, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors” and, after the Effective Date (as defined below), the “Wind-Down Debtors,” as applicable) commenced voluntary proceedings under chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Surgalign Holdings, Inc., et al., Case Nos. 23-90730 through 23-90737.

On September 27, 2023, the Court entered an order (the “Confirmation Order”) confirming the Modified Combined Disclosure Statement and Joint Chapter 11 Plan of Surgalign Holdings, Inc. and its Affiliated Debtors (the “Plan”). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The Debtors expect that the effective date of the Plan will occur on October 2, 2023 (the “Effective Date”).

The following is a summary of certain material features of the Plan. Any description of the terms of the Plan in this Form 8-K are qualified in their entirety by Exhibit 2.1 to this Form 8-K. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

Summary of the Plan

The Plan provides for the orderly wind down of the Debtors’ Estates and the following treatment of Claims against and Interests in the Debtors:

●	All holders of Secured Claims will receive in satisfaction of such claims payment in full in Cash, the collateral securing such claims or such other treatment rendering such claims Unimpaired.

●	All holders of Priority Non-Tax Claims will receive in satisfaction of such claims payment in full in Cash or such other treatment rendering such claims Unimpaired.

●	All holders of Allowed General Unsecured Claims will receive in satisfaction of such claims its pro rata share of Distributable Cash and the Wind-Down Debtor Assets, to effectuate distributions from the Wind-Down Debtors.

●	All holders of INN Seller Notes Claims, Allowed Intercompany Interests and Section 501(b) Claims shall not be entitled to any Distribution on account of such claims and such claims shall be cancelled, released and extinguished and of no further force or effect.

●	All Allowed Intercompany Claims and any shares, common stock, preferred stock, options, warrant, rights or other securities or interests in the Company shall be cancelled, released and extinguished.

The Plan also implements the procedures for resolving Disputed Claims against the Debtors and Wind-Down Debtors, as applicable. Certain reserves may be created by the Plan Administrator for purposes of resolving disputed claims and funding various costs and expenses associated with the administration of the Plan and the wind down of the Debtors’ Estates.

The terms of the current members of the Company’s board of directors will expire and its officers will be deemed to have resigned on the Effective Date and the duties of all such positions will vest in the Plan Administrator, who will serve as the sole officer and director of the Company after the Effective Date.

Information as to the assets and liabilities of the Company as of the most recent practicable date was included in the Debtors’ Monthly Operating Report for the period from July 1, 2023 to July 31, 2023 filed with the Court on or before August 31, 2023.

Item 3.03	Material Modification to Rights of Security Holders.

As provided in the Plan, all notes, bonds indentures, certificates, securities, shares, purchase rights, options, warrants, collateral agreements, subordination agreements, intercreditor agreements, or other instruments or documents directly or indirectly evidencing, creating, or relating to any indebtedness or obligations of, or ownership interest in, the Debtors, giving rise to any Claims against or Interests in the Debtors or to any rights or obligations relating to any Claims against or Interests in the Debtors shall be deemed cancelled without any need for a Holder to take further action with respect thereto.

Pursuant to the Plan, all outstanding equity interests in the Company will be cancelled for no consideration on the Effective Date. As of May 5, 2023, the Company had 9,183,447 shares of common stock issued and outstanding and no shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan. Even though the Company’s common stock may continue to be quoted on the OTC, under the Plan it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 27, 2023, Board of Directors (the “Board”) of the Company received a formal notice that the Company’s independent auditor, Grant Thornton LLP (“Grant Thornton”), had made the decision to resign as independent registered public accounting firm of the Company, effective September 27, 2023. Neither the Company’s Board nor the Audit Committee of the Board took part in Grant Thornton’s decision to resign.

During the period of time from June 3, 2021, when Grant Thornton was appointed, and the subsequent interim periods through the date of this Form 8-K: (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Grant Thornton audited the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021. The report of Grant Thornton on such financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified, except for an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

The Company has provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and requested that Grant Thornton furnish the Company a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. A copy of Grant Thornton’s letter, dated September 29, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that the terms of the current members of the Company’s board of directors will expire and its officers will be deemed to have resigned on the Effective Date and the duties of all such positions will vest in the Plan Administrator, who will serve as the sole officer and director of the Company after the Effective Date. As provided in the Plan, on the Effective Date, the authority, power, and incumbency of the persons acting as directors and officers of the Debtors shall be deemed to be terminated and such individuals shall be deemed to have resigned.

Item 8.01	Other Events.

The Company intends to file a Form 15 with the SEC to terminate the registration of its common stock and to suspend its duty to file reports under the Exchange Act. Upon filing the Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains certain forward-looking statements. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or other comparable terminology and include, but are not limited to, statements regarding the Plan and the outcome and timing of the Chapter 11 process. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including but not limited to the Debtors’ ability to satisfy (or obtain waivers of) the conditions precedent to the effectiveness of the Plan, the Debtors’ ability to make distributions pursuant to the Plan, rulings of the Court in the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, risks related to the trading of the Company’s common stock on the OTC, particularly because the Plan states that the Company’s common stock will be cancelled on the Effective Date, and risks associated with the Chapter 11 process in general  as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on From 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Order (I) Approving the Disclosure Statemen, (II) Confirming the Joint Chapter 11 Plan of Surgalign Holdings, Inc. and Its Affiliated Debtors, and (III) Granting Related Relief.
16.1	Letter from Grant Thornton LLP, dated September 29, 2023.
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

By:	/s/ Paolo G. Amoruso
Name:	Paolo G. Amoruso
Title:	Chief Legal Officer

Dated: September 29, 2023

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